-more- News ONEOK Releases 2021-2022 Corporate Sustainability Report TULSA, Okla. – Aug. 2, 2022 – ONEOK, Inc. (NYSE: OKE) today announced the release of its 2021-2022 Corporate Sustainability Report. The report highlights the company's progress and commitment toward environmental, social and governance (ESG) performance. View the report on ONEOK’s website, www.oneok.com. Corporate Sustainability Report Highlights: • Targeting a 2.2 million metric ton (MMT) reduction of the company’s combined Scope 1 and Scope 2 emissions by 2030, which represents a 30% reduction in total operational emissions attributable to ONEOK assets in 2019. • Collaborating with producers to continue the reduction of well-head flaring through infrastructure investments to increase natural gas capture. • Qualifying for inclusion in more than 30 ESG-related stock market indices highlighting that ONEOK’s efforts are being recognized by investors. • Receiving in 2021, an MSCI ESG Rating of AA. • Contributing more than $8 million and approximately 4,800 volunteer hours across 215 communities during 2021. • Being named to JUST Capital’s list of Top 100 U.S. Companies Supporting Healthy Communities and Families. • Receiving a perfect score in the Human Rights Campaign Foundation’s Corporate Equality Index for the second year in a row. “2021 provided another year of growth and progress for ONEOK – both in terms of our business and our sustainability efforts,” said Pierce H. Norton II, ONEOK president and chief executive officer. “Operating safely, sustainably and environmentally responsibly remains key to our success, and encouraging a culture of employee and stakeholder engagement will continue to drive our company forward. “Our ESG-related performance is a source of pride for ONEOK, and we are committed to continuing to make progress while also remaining dedicated to delivering energy products and services vital to an advancing world,” added Norton. ------------------------------------------------------------------------------------------------------------------ August 2, 2022 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Releases 2021-2022 Corporate Sustainability Report Aug. 2, 2022 Page 2 -more- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. Examples of forward-looking statements contained herein include our GHG emission reduction targets. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Forward-looking statements reflect our expectations as of the date of this press release and include the information concerning possible or assumed future results of our operations and other statements contained or incorporated herein identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "might," "plan," "potential," "project," "scheduled," "should," "will," "would" and other words and terms of similar meaning. Readers should not place undue reliance on forward-looking statements and are urged to carefully review and consider the various disclosures we make from time to time with the United States Securities and Exchange Commission (SEC), which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: • The impact of the transition to a lower carbon economy, including the timing and extent of the transition, as well as the expected role of different energy sources, including natural gas, NGLs and crude oil, in such a transition; • The pace of technological advancements and industry innovation, including those focused on reducing GHG emissions and advancing other climate-related initiatives, and our ability to take advantage of those innovations and developments; • The effectiveness of our risk-management function, including mitigating cyber- and climate-related risks; • Our ability to identify and execute opportunities, and the economic viability of those opportunities, including those relating to renewable natural gas, carbon capture, use, and storage, other renewable energy sources such as solar and wind and alternative low carbon fuel sources such as hydrogen; • The ability of our existing assets and our ability to apply and continue to develop our expertise to support the growth of, and transition to, various renewable and alternative energy opportunities, including through the positioning and optimization of our assets; • Our ability to efficiently reduce our GHG emissions (both Scope 1 and 2 emissions), including through the use of lower carbon power alternatives, management practices and system optimizations; • The effects of changes in governmental policies and regulatory actions, including changes with respect to tax policy, emissions credits, carbon offsets and carbon pricing; • The necessity to focus on maintaining and enhancing our existing assets while reducing our Scope 1 and 2 GHG emissions; • the risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; and • Those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2021 (2021 Annual Report), and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. Exhibit 99.1

ONEOK Releases 2021-2022 Corporate Sustainability Report Aug. 2, 2022 Page 3 -more- These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, known and unknown, could also affect adversely our future results. These and other risks are described in greater detail in Part I, Item 1A, Risk Factors, in our 2021 Annual Report and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no, and expressly disclaim any, obligation or duty to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. While future events or changes discussed herein may be significant, any significance should not be read as necessarily rising to the level of materiality of the disclosures required under the U.S. federal securities laws. Our targets are aspirational and not guarantees or promises that all targets will be met. Statistics and metrics included in our sustainability-related documents are estimates and may be based on assumptions, developing standards or third- party data that we have not independently vetted. ### Exhibit 99.1